UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                               July 25, 2003


                                 NBTY, INC.
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             (Exact name of registrant as specified in charter)

          DELAWARE                   0-10666                11-2228617
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)             File No.)         identification number)

                  90 Orville Drive, Bohemia, New York 11716
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            (Address of principal executive office and zip code)

      Registrant's telephone number, including area code (631) 567-9500


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Item 5. OTHER EVENTS
--------------------

      A copy of the press release issued by the Registrant on July 25, 2003 announcing its acquisition of Rexall Sundown, Inc. and related financing, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  EXHIBITS
-----------------

(c)   Exhibits.

99.1  Press release issued by NBTY, Inc. dated July 25, 2003


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                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NBTY, INC.



                                  By: /s/ Harvey Kamil
                                      --------------------------------
                                      Harvey Kamil
                                      President and Chief Financial Officer

Dated: July 28, 2003


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